Exhibit 32.1


            CERTIFICATION PURSUANT TO
             18 U.S.C. SECTION 1350,
             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE
           SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Orbit E-Commerce, Inc. (the "Company") on Form 10-QSB for the period ended October 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    December 19, 2003   By:  /s/ Douglas C. Lloyd
                                  Douglas C. Lloyd,
                                  President and Chief Executive
                                  Officer



Dated:    December 19, 2003   By:  /s/ Douglas C. Lloyd
                                  Douglas C. Lloyd,
                                  Principal Financial Officer









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